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                                                                    EXHIBIT 24.1


                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign one or more registration statements on Form S-3 for the registration under the Securities Act of 1933, as amended, with respect to not more than one billion nine hundred twenty four million fifty six thousand two hundred fifty dollars ($1,924,056,250), plus any upsizing permitted by Rule 462(b) or other similar Rules and Regulations promulgated under the Securities Act of 1933, as amended, of debt securities, preferred stock, equity hybrid securities, securities convertible into equity securities and common stock of Williams and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 6th day of June, 2001.


    /s/ KEITH E. BAILEY                          /s/ JACK D. MCCARTHY
--------------------------------              ---------------------------------
        Keith E. Bailey                              Jack D. McCarthy
    Chairman of the Board,                         Senior Vice President
         President and                          (Principal Financial Officer)
    Chief Executive Officer
 (Principal Executive Officer)


                               /s/ GARY R. BELITZ
                          ---------------------------------
                                   Gary R. Belitz
                                     Controller
                            (Principal Accounting Officer)


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/s/ HUGH M. CHAPMAN                          /s/ GLENN A. COX
------------------------                     ----------------------
    Hugh M. Chapman                              Glenn A Cox
       Director                                    Director


/s/ THOMAS H. CRUIKSHANK                     /s/ WILLIAM E. GREEN
------------------------                     ----------------------
    Thomas H. Cruikshank                         William E. Green
         Director                                   Director


/s/ W. R. HOWELL                             /s/ JAMES C. LEWIS
------------------------                     ----------------------
    W. R. Howell                                 James C. Lewis
      Director                                      Director


/s/ CHARLES M. LILLIS                        /s/ GEORGE A. LORCH
------------------------                     ----------------------
    Charles M. Lillis                            George A. Lorch
        Director                                    Director


/s/ FRANK T. MACINNIS                        /s/ GORDON R. PARKER
------------------------                     ----------------------
    Frank T. MacInnis                            Gordon R. Parker
        Director                                     Director


/s/ JANICE D. STONEY                         /s/ JOSEPH H. WILLIAMS
------------------------                     ----------------------
    Janice D. Stoney                             Joseph H. Williams
       Director                                      Director


                                    THE WILLIAMS COMPANIES, INC.



                                    By  /s/ WILLIAM G. VON GLAHN
                                      --------------------------
                                            William G. von Glahn
ATTEST:                                    Senior Vice President


 /s/ SUZANNE H. COSTIN
----------------------
     Suzanne H. Costin
       Secretary